                                                                    Exhibit 10.3


                               AGREEMENT FOR SALE
                               ------------------

     THIS AGREEMENT FOR SALE ("Agreement") is dated as of July 6, 2001 (the
                               ---------
"Effective Date"), by and between HOME DEPOT U.S.A., INC., a Delaware
 --------------
corporation ("Buyer"), and KPT PROPERTIES, L.P., a Delaware limited partnership,
              -----
formerly known as FAC Properties, L.P., doing business in North Carolina as KPT PROPERTIES LIMITED PARTNERSHIP ("Seller").
                                 ------

     IN CONSIDERATION of the respective agreements hereinafter set forth, Seller and Buyer agree as follows:

     1.  Property Included in Sale. Seller hereby agrees to sell and convey to
         -------------------------
Buyer, and Buyer hereby agrees to purchase from Seller, subject to the terms and conditions set forth herein, all of Seller's right, title and interest in and to the following:

         (a) That certain land located in Kitty Hawk, Dare County, North Carolina, more particularly described or shown on Exhibit A attached hereto, and
                                                  ---------
all rights, privileges and easements appurtenant thereto (collectively, the "Land").
 ----

         (b) All improvements on the Land, including, without limitation, the one story shopping center, commonly known as Shoreside Center (collectively, the "Improvements"). The Land and the Improvements are sometimes collectively
 ------------
referred to as the "Real Property".
                    -------------

         (c) The landlord's interest in all Leases (as more particularly described in Section 4(b) below) relating to occupancy of the Real Property by
             -----------
anyone other than Seller.

         (d) All equipment, machinery, furniture, furnishings, supplies and other tangible personal property owned by Seller, and Seller's interests in any such property leased by Seller, now or hereafter located on or used exclusively in connection with the Real Property (collectively, the "Tangible Personal
                                                         -----------------
Property").
--------

         (e) To the extent assignable, all intangible personal property owned by Seller, if any, and related to the Real Property, including, without limitation: all trade names and trade marks associated with the Real Property, including Seller's rights and interests, if any, in the name "Shoreside Center"; any warranties; contract rights related to the construction, operation, ownership or management of the Real Property (but only to the extent Seller's obligations thereunder are expressly assumed by Buyer pursuant to this Agreement); governmental permits, approvals and licenses (collectively, the "Intangible
                                                                 ----------
Property").
--------

         All of the items referred to in Sections 1(a) through (e) above are
                                         ------------           -
hereinafter collectively referred to as the "Property."
                                             --------

     2.  Purchase Price.
         --------------

         (a) The purchase price for the Property is Seven Million Five Hundred Thousand Dollars ($7,500,000) (the "Purchase Price"), subject to the credits,
                                    --------------
adjustments and prorations provided for in this Agreement.

         (b) The Purchase Price shall be paid at Closing by (i) assumption by Buyer of one or both of the "Jefferson-Pilot Mortgage" and/or the "State Street Mortgage", as more particularly provided in Section 4(d), below, and (ii)
                                            -----------
payment of the balance of the Purchase Price, as adjusted (the "Cash Portion"),
                                                                ------------
as more particularly provided in Section 6(c)(i), below.
                                 --------------

     3.  Deposit.
         -------

         (a) Concurrently with the execution and delivery of this Agreement by Buyer, Buyer shall deliver to Fidelity National Title Insurance Company, 200 Galleria Parkway, Suite 1695, Atlanta, Georgia 30330 (the "Title Company") in
                                                           -------------
escrow the sum of Seventy Five Thousand Dollars ($75,000) (the "Deposit"). The
                                                                -------
Deposit shall be held and released by the Title Company in accordance with the provisions of this Agreement and the escrow provisions attached as Exhibit B.
                                                                   ---------
The Title Company shall designate, by written notice to Buyer and Seller, an agent in the locality of the Property to serve as custodian of all documents to be delivered into escrow pursuant to this Agreement and to handle the recordation of all documents to be admitted to record.

         (b) All sums constituting the Deposit shall be held in an interest-bearing account or in investments approved by Seller and Buyer and interest accruing thereon shall be for the account of Buyer. All interest earned on the Deposit shall be considered a portion of the Deposit. In the event the sale of the Property as contemplated hereunder is consummated, the Deposit shall be applied to the Purchase Price at Closing (as hereinafter defined) in accordance with the provisions of this Agreement. In the event this Agreement is terminated by either party or the Closing does not otherwise take place, the disposition of the Deposit shall be governed by the applicable provisions of this Agreement and the escrow provisions attached as Exhibit B.
                                                     ---------

     4.  Review Period.  During the period commencing on the Effective Date and
         -------------
ending at 5:00 p.m., EDST, on July 27, 2001, or such earlier date as Buyer may elect by delivery of written notice to Seller (the "Review Period"), Buyer shall
                                                    -------------
have the right to examine, inspect and investigate the Property at its sole risk, cost and expense. Buyer's investigations may include, without limitation, the following:

         (a) Review and approval of title to the Property. Buyer may obtain at Buyer's expense:

             (i) a title insurance commitment for the Real Property (the "Commitment"), issued by the Title Company, accompanied by copies of all
 ----------
documents referred to in the Commitment. The Commitment shall evidence the Title Company's agreement to issue an Owner's Policy of Title Insurance (the "Title
                                                                        -----
Policy"), in the full amount of the Purchase Price, insuring fee simple title to
------
the Real Property vested in Buyer, subject only to the following exceptions (the "Permitted Exceptions"): (i) matters shown in Seller's title insurance policy,
 --------------------
(ii) matters disclosed in the Commitment or the Survey (as hereinafter defined), except to the extent that the Title Company or Seller agrees to remove such matters or cause such matters to be removed in accordance with this Section 4,
                                                                    ---------
and (iii) the Mortgages, except to the extent that one or both of the Mortgages is to be satisfied at Closing in accordance with the provisions of this Agreement.

             (ii) a survey of the Real Property by a licensed surveyor or civil engineer (the "Survey").
               ------

         (b) Review and approval of all leases and rental agreements relating to the Property in effect as of the Effective Date (the "Leases"), together with a
                                                      ------
current rent roll for the Property, listing for each Lease the amount of the current monthly base rent and whether or not such payments are current; the name of the tenant; the space occupied by such tenant; the amount of any security deposit; and the lease termination date (the "Rent Roll").
                                              ---------

         (c) Review and approval of all management, service, supply, equipment rental and other contracts, leases, and other obligations relating to the operation of the Property (collectively, the

(c) "Contracts") and all operating statements and other financial records and
     ---------
reports relating to the operation of the Property as Buyer may reasonably request (collectively, the "Reports").
                            -------

         (d) Review and approval of the notes, mortgages or deeds of trust, and other documents (collectively, the "Mortgage Documents") evidencing, securing or
                                    ------------------
otherwise relating to that certain deed of trust loan (the "Jefferson-Pilot
                                                            ---------------
Mortgage") secured by, among other things, a certain Deed of Trust for the
--------
benefit of Jefferson-Pilot Life Insurance Company ("Jefferson-Pilot") and
                                                    ---------------
encumbering the Property, having an outstanding principal balance of approximately $2,940,000 as of March 31, 2001, and that certain deed of trust loan (the "State Street Mortgage") secured by, among other things, a certain
           ---------------------
Deed of Trust for the benefit of State Street Bank and Trust Company ("State
                                                                       -----
Street Bank") and encumbering the Property, having an outstanding principal
-----------
balance of approximately $2,528,000 as of March 31, 2001. The Jefferson-Pilot Mortgage and the State Street Mortgage are collectively referred to herein as the "Mortgages". During the Review Period, Buyer shall use reasonable diligence
     ---------
and good faith to negotiate agreements acceptable to Jefferson-Pilot and State Street Bank providing for the assumption by Buyer of liability accruing under the Mortgage Documents relating to each of the Mortgages from and after the Closing and for release of Seller from any continuing liability thereunder (collectively, the "Assumption Agreement").
                    --------------------

         (e) Review and approval of the documents evidencing or otherwise relating to the Shoreside Effluent Waste and Garbage Elimination Partnership ("SEWGEP"), including without limitation, the Lease Agreement dated May 16,
  ------
1994, by and between SEWGEP, as tenant, and Shoreside Associates Limited Partnership ("Shoreside Associates") and McDonald's Corporation, collectively as
              --------------------
the landlord, as assigned to Seller by that certain Assignment and Assumption of Leases and General Intangibles dated December 18, 1997, by and between Shoreside Associates, as assignor, and Seller, as buyer (the "SEWGEP Lease Agreement").
                                                    ----------------------
Buyer shall accept an assignment at Closing of Seller's ownership interest in SEWGEP and assume all of Seller's duties and obligations arising from and after the Closing in connection with that certain sewer treatment facility located on or adjacent to the Property, including the SEWGEP Lease Agreement and Seller's duties and obligations under any and all permits, licenses, agreements, leases and any and all other like agreements pertaining thereto, to the extent assignable under applicable law.

         (f) Entry upon the Property to make and perform physical and other non-invasive inspections and investigations of the Property. Buyer shall be permitted to enter the Property at reasonable times during normal business hours from time to time during the Review Period following not less than one (1) business day's prior written notice to conduct its inspections and investigations. Buyer agrees not to unreasonably interfere with the operations of Seller or any tenants of Seller. Buyer agrees to indemnify and hold Seller harmless against any claims for bodily injury, property damage and mechanics' liens, and Seller's attorneys' fees arising out of any actions of Buyer or its agents or representatives on the Property in the course of such activities. If any inspection or test disturbs the Property, Buyer shall restore the Property to substantially the same condition as existed prior to any such inspection or test. At Seller's request, Buyer shall provide Seller with evidence of insurance reasonably acceptable to Seller in an amount not less than $1,000,000 per occurrence, naming Seller as an additional insured, to insure against Buyer's activities under this paragraph. Such insurance may be through Buyer's program of self-insurance. Without first providing Seller with written notice and a reasonable opportunity to participate in any conversations, Buyer shall not contact any tenants of the Property. At Buyer's request, Seller shall schedule tenant interviews at which a representative of Seller may be present.

         (g) Confirmation of the availability from all applicable private and governmental authorities of all zoning, platting, site plan, and other applicable approvals, permits, licenses and easements. Without first providing Seller with written notice and a reasonable opportunity to participate in any conversations, Buyer shall not contact any governmental authority having jurisdiction over the

Property. Seller's consent shall not be required with respect to a customary code compliance review of public records.

         (h) Review and determination of the existence, availability and sufficiency of connections to electricity, gas, telephone, cable, sewer, water, storm drain facilities and all other utilities to service the Property.

         (i) Review and approval of annual operating statements for the Property for the calendar years 1999 and 2000, and monthly operating statements (to the extent available) for the current calendar year (collectively, the "Operating
                                                                    ---------
Statements").
----------

         (j) Prior to the expiration of the Review Period, Buyer shall have received and approved tenant estoppel certificates substantially in the form attached hereto as Exhibit C-1 (or such other form as may be required under the
                   -----------
terms of the applicable Lease) ("Tenant Estoppels") from Walmart, SeaMark
                                 ----------------
Grocery, Subway and Radio Shack, and from a sufficient number of other tenants to represent in the aggregate at least 70% of the rentable area of the Improvements and the buildings located on land which is ground leased to tenants. Seller shall, at Buyer's request, provide to Buyer estoppel certificates substantially in the form attached hereto as Exhibit C-2 (each, a
                                                          -----------
"Seller's Estoppel") to satisfy the requirements evidenced by this Section 4(j).
 -----------------                                                 -----------
Seller shall be released from any liability in connection with a Seller's Estoppel to the extent that additional Tenant Estoppels are delivered at a later date.

         (k) Prior to the expiration of the Review Period, Buyer shall have received written evidence of Walmart's consent to the sale of the Property to Buyer, as required by Walmart's Lease.

         (l) Prior to the expiration of the Review Period, Buyer shall have received written evidence of Subway's waiver of any right of first refusal contained in their Lease or other evidence reasonably satisfactory to Buyer that such right no longer remains in effect.

     Seller shall, within five (5) business days following the Effective Date, deliver or make available to Buyer copies of Seller's existing title insurance policy and survey, if any, in Seller's possession which relate to the Property, and copies of all Leases, Mortgage Documents, Rent Roll and Operating Statements, and the organizational and operational documents relating to the SEWGEP. Originals or copies of all Contracts and Reports shall be made available to Buyer at the Property or at Seller's principal place of business, as applicable, upon reasonably prior notice during normal business hours. Except as expressly set forth in Section 8 below, Seller makes no representations or
                       ---------
warranties, express or implied, regarding the adequacy, accuracy, truth, completeness, or content of any document, instrument, agreement, report, correspondence, or other information, written or oral, concerning the Property delivered or made available to Buyer by Seller or any person acting on Seller's behalf.

     Prior to the expiration of the Review Period, Buyer shall, by written notice to Seller, (A) accept or waive any objections to its reviews and inspections, in which event, the parties shall proceed to Closing in accordance with the terms of this Agreement (a "Continuation Notice"), (B) advise Seller in
                                     -------------------
writing of its objections, and request that Seller remedy such objections prior to the Closing Date (an "Objection Notice"), or (C) elect to terminate this
                         ----------------
Agreement (a "Termination Notice"). Failure by Buyer to deliver an Objection
              ------------------
Notice or a Continuation Notice prior to the expiration of the Review Period shall be considered for all purposes under this Agreement to constitute Buyer's election to accept or waive any objections and proceed to Closing, subject to the remaining terms of this Agreement. In the event Buyer delivers an Objection Notice, Seller shall, by written notice to Buyer within five (5) business days following delivery of the Objection Notice, elect to remedy all, some or none of Buyer's objections described in the Objection Notice ("Seller's Election
                                                       -----------------
Notice"). Within five (5) business days following delivery of Seller's Election
------
Notice, Buyer shall deliver to Seller either a Continuation Notice or (but only if Seller does not agree to remedy all of Buyer's objections) a Termination Notice. Failure to deliver a Termination Notice shall be deemed to be Buyer's election to proceed to Closing, subject to Seller's compliance with the elections set forth in the Seller's Election Notice.

     If, notwithstanding Buyer's reasonable diligence and good faith efforts, Buyer has not been able to reach agreement with Jefferson-Pilot and State Street Bank on an acceptable Assumption Agreement prior to the expiration of the Review Period, Buyer may extend the Review Period for an additional period of thirty
(30) days for the sole purpose of finalizing negotiations with Jefferson-Pilot and State Street Bank for an acceptable Assumption Agreement, in which event Buyer waives all right to terminate this Agreement or seek a return of the Deposit pursuant to this Section 4 other than on account of a failure to reach
                         ---------
an acceptable Assumption Agreement after reasonable diligence and good faith efforts by Buyer.

     5.  Conditions to Closing. In addition to any express conditions of Closing
         ---------------------
located elsewhere in this Agreement, the following are conditions precedent to the obligations of Buyer, on the one hand, and Seller, on the other hand (or, if so provided, of Buyer only), to consummate the transactions hereunder and the purchase of the Property:

         (a) As a condition of each party's obligation to close, all of the other party's representations and warranties contained in or made pursuant to this Agreement shall have been true and correct when made, and shall be true, correct and complete in all material respects as of the Closing Date and the Closing, subject to the provisions of Section 8, below.
                                      ---------

         (b) As a condition of each party's obligation to close, the other party shall have performed its obligations hereunder in all material respects and shall have tendered all deliveries to be made by it on or before the Closing Date or as otherwise required under this Agreement.

         (c) As a condition of Buyer's obligation to close, State Street Bank and Jefferson-Pilot shall each have executed and delivered the Assumption Agreement as agreed upon in accordance with Section 4, above.
                                            ---------

         (d) As a condition of Buyer's obligation to close, Seller shall have cured those matters which Seller elected to cure pursuant to Seller's Election Notice.

         (e) As a condition of Buyer's obligation to close, the Title Company shall be prepared to issue the Title Policy.

         (f) As a condition of Buyer's obligation to close, since the expiration of the Review Period, (A) there shall be no material changes in the financial condition of Walmart or SeaMark Grocery, (B) there shall be no release or discharge of Hazardous Substances (as defined in Section 8, below) on or from
                                                 ---------
the Property, (C) there shall be no new material change in the condition of title to the Property, and (D) there shall be no material change in the truth or accuracy of the representations and warranties set forth in Section 8.
                                                            ---------

     So long as a party is not in default hereunder, if any condition to such party's obligation to close has not been satisfied as of the Closing Date, such party may, in its sole discretion, (A) terminate this Agreement by delivering written notice to the other party on or before the Closing Date, in which event the Deposit shall be returned to Buyer, or (B) elect to consummate the transactions notwithstanding the non-satisfaction of such condition, in which event such party shall be deemed to have waived any such condition. Notwithstanding the foregoing, the failure of a condition due to the breach of a party shall not relieve such breaching party from any liability it would otherwise have hereunder.

     6.  Closing and Escrow.
         ------------------

         (a) Upon execution of this Agreement, the parties shall deposit an executed counterpart of this Agreement with the Title Company and this instrument shall serve as the instructions to the Title Company as the escrow holder for consummation of the purchase and sale contemplated hereby. Seller and Buyer agree to execute such additional and supplementary escrow instructions as may be appropriate to enable the escrow holder to comply with the terms of this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control.

         (b) The closing ("Closing") hereunder shall be held and delivery of all
                           -------
items to be made at the Closing under the terms of this Agreement shall be made at the office of Title Company, within thirty (30) days following the expiration of the Review Period (or if extended in accordance with the last paragraph of
Section 4, fifteen (15) days following expiration of the Review Period, as
---------
extended), on a date selected by Buyer on not less than five (5) days' notice to Seller, but in no event later than September 30, 2001 (the "Closing Date").
                                                            ------------

         (c) On or prior to 1:00 p.m. EDST on the Closing Date, Buyer shall deliver the following into escrow with the Title Company:

             (i) The Cash Portion of the Purchase Price, reduced by the amount of the Deposit, subject to the credits, adjustments and prorations described in this Agreement, in the form of a wire transfer of good federal funds.

             (ii) A counterpart Assignment and Assumption of Leases (which shall include the assignment of the SEWGEP Lease Agreement) in the form attached hereto as Exhibit E, duly executed by Buyer.
          ---------

             (iii) A counterpart Assignment and Assumption of Service Contracts, Warranties and Guaranties and Other Intangible Property in the form attached hereto as Exhibit F, duly executed by Buyer.
                   ---------

             (iv) A counterpart Assignment of Ownership Interest in SEWGEP in the form attached hereto as Exhibit G and a Joinder to Partnership Agreement in
                            ---------
the form attached hereto as Exhibit H, duly executed by Buyer.
                            ---------

             (v) A counterpart Assumption Agreement duly executed by Buyer and Jefferson-Pilot and State Street Bank, respectively, as applicable, with respect to each of the Mortgages to be assumed at Closing.

             (vi) Such resolutions, authorizations, bylaws or other corporate, company and/or partnership documents or agreements relating to Buyer as shall be reasonably required by the Title Company in connection with this transaction.

             (vii) A statement itemizing funds to be collected and disbursed at Closing (the "Closing Statement"), duly executed by Buyer.
              -----------------

             (viii) Any other documents, instruments, records, correspondence or agreements called for hereunder or reasonably requested by the Title Company which have not previously been delivered.

         (d) On or prior to 1:00 p.m., EDST, on the Closing Date, Seller shall deliver the following into escrow with the Title Company:

              (i)    A special warranty deed (the "Deed"), in the form that is
                                                   ----
customary in the state where the Property is located and reasonably acceptable to the Title Company, duly executed and acknowledged by Seller, conveying to Buyer fee simple title to the Property, subject only to the Permitted Exceptions.

              (ii) A duly executed Bill of Sale in the form attached hereto as Exhibit D.
---------

              (iii) A duly executed counterpart of the Assignment and Assumption of Leases in the form attached hereto as Exhibit E.
                                         ---------

              (iv) A duly executed counterpart of the Assignment and Assumption of Service Contracts, Warranties and Guaranties and Other Intangible Property in the form attached hereto as Exhibit F, whereby Buyer assumes all service
                            ---------
contracts and other agreements relating to the Property which have been identified to Buyer by Seller during the Review Period (the "Assumed
                                                             -------
Contracts").
---------

              (v) A duly executed counterpart of the Assignment of Ownership Interest in the form attached hereto as Exhibit G.
                                        ---------

              (vi) A duly executed Notice to Tenants for each tenant of the Property in the form attached hereto as Exhibit I.
                                        ---------

              (vii) A duly executed counterpart of any Assumption Agreements, if applicable.

              (viii) The Rent Roll, updated to the Closing Date.

              (ix) An affidavit in form satisfactory to Buyer that Seller is not a "foreign person" within the meaning of Section 1445(e)(3) of the Internal
       --------------
Revenue Code of 1986, as amended (the "Code") in the form attached hereto as
                                       ----
Exhibit J.
---------

              (x) Sufficient funds to meet all of Seller's obligations with respect to closing costs, prorations and adjustments.

              (xi) Such resolutions, authorizations, bylaws or other corporate and/or partnership documents or agreements relating to Seller as shall be reasonably required in connection with this transaction.

              (xii) A duly executed affidavit or certificate, in favor of Buyer and the Title Company, sufficient to remove the exceptions from the Title Policy for mechanic's lien and parties in possession.

              (xiii) The Closing Statement, duly executed by Seller.

              (xiv) Any other documents, instruments, records, correspondence or agreements called for hereunder or reasonably requested by the Title Company which have not previously been delivered.

         (e) Upon receipt of all the funds and documents described in Sections
                                                                      --------
6(c) and 6(d), above, and provided the Title Company is in a position to issue
---        -
the Title Policy, the Title Company shall (i) deliver the funds on account of the Purchase Price to Seller after applying the Purchase Price to the satisfaction of amounts due on account of the outstanding balance of principal and interest due with respect to any Mortgage to be satisfied at Closing, and otherwise disburse funds in accordance with the Closing Statement, (ii) record the Deed and such other documents as may be appropriate as directed by Buyer and Seller, and (iii) deliver the remaining documents from escrow to the party entitled to receive the same.

         (f) Real estate taxes and assessments and all rents, common area maintenance charges, and other items of income and expense relating to the operation of the Property shall be adjusted and prorated as of 12:01 a.m. on the Closing Date, based on a 365-day year as follows:

              (i) Base rents actually collected prior to the Closing shall be prorated as of the Closing Date. Rent received by Buyer after Closing shall be first applied to all unpaid rent accruing after the Closing Date, then to the month in which the Closing occurs, and then to periods prior to the Closing Date.

              (ii) To the extent possible, percentage rents collected prior to the Closing shall be prorated at Closing as if received ratably throughout the year.

              (iii) Additional rent collected from tenants under the Leases to cover taxes, insurance, utilities, maintenance, marketing and other operating costs and expenses (commonly known as "common area maintenance charges") shall
                                       -------------------------------
be prorated as of the Closing Date, along with the expenses for which such charges are collected.

              (iv) Real estate taxes and assessments for the current year shall be prorated, whether or not due and payable. If real estate taxes for the current year cannot be ascertained, those for the previous year shall be utilized without allowance for any discount allowed by law. Seller shall be responsible for all installments for assessments and bonds which constitute a lien against the Property and are due and payable as of the Closing Date.

              (v) The charges under the Assumed Contracts shall be prorated as of the Closing Date.

              (vi) All security deposits delivered to Seller and not otherwise applied in accordance with the provisions of the applicable Lease shall be credited to Buyer at Closing.

              (vii) All assumable utility deposits shall be transferred and assigned to Buyer, and credited to Seller, at Closing.

         (g) At the end of each calendar quarter for a period of one (1) year following the Closing, Buyer shall prepare and present to Seller a recalculation of any and all amounts due under Section 6(f), above, taking into consideration
                                 ------------
such matters as receipt of current year tax bills and receipt of subsequent payments from tenants on account of base rent, percentage rent and common area maintenance charges. The parties shall make the appropriate adjusting payment between them within 30 days of delivery of any such recalculation.

         (h) Buyer shall pay the premium for the Title Policy, the cost of the Commitment and all survey costs. The cost of any transfer and recordation taxes (including documentary stamps) applicable to the Deed shall be paid by Seller, and recording fees shall be paid by Seller. The Title

Company's fees for escrow services shall be divided equally between Buyer and Seller. Any costs associated with the assumption or prepayment of the Mortgages or other financing obtained by Buyer shall be borne exclusively by Buyer.

         (i) Buyer shall pay any and all assumption fees, mortgage assumption taxes, attorneys' fees and other costs assessed by one or both of State Street Bank and/or Jefferson-Pilot in connection with the Mortgages to be assumed at Closing, or any and all prepayment fees, attorneys' fees and other costs assessed by one or both of State Street Bank and/or Jefferson-Pilot in connection with the payment and satisfaction of one or both of the Mortgages to be satisfied at Closing. If one or both of the Mortgages are to be assumed at Closing, interest due on account of such Mortgages, as applicable, shall be prorated as of the Closing Date, and Seller shall receive a credit in the amount of any escrows, holdbacks or undisbursed funds held by the lender (or servicer) in connection with such Mortgages. Seller shall, subject to the provisions of
Section 5(c), pay any nominal costs associated with the payment and satisfaction
------------
of any Mortgage to be satisfied at Closing.

         (j) Possession of the Property shall be delivered to Buyer at Closing.

    7.   Covenants of Seller.
         --------------------

         (a) Prior to the expiration of the Review Period, Seller shall only enter into new Leases or amendments, expansions and renewals of existing Leases in the ordinary course of business, at rates and for terms which are consistent with prevailing rental rates and terms of other tenants of the Property or as otherwise approved by Buyer, and upon not less than five (5) days prior written notice to Buyer. Following expiration of the Review Period, Seller shall only enter into new Leases or amendments, expansions or renewals of existing Leases with the prior written approval of Buyer, in its commercially reasonable discretion. At Closing, Buyer shall pay to Seller a commission of $2.50 per rentable square foot for any new Lease entered into by Seller following the Effective Date in accordance with this Section 7(a), and at Closing, Buyer shall
                                       ------------
assume all obligations with respect to each approved new Lease, including any obligations for tenant improvements or other concessions.

         (b) During the pendency of this Agreement, Seller agrees to join with the adjacent landowner in applications for necessary permits and approvals to
(i) facilitate Buyer's proposed development of the adjacent property as a retail home improvement center and supporting facilities (the "Project"), and (ii)
                                                        -------
permit construction in or around areas designated as "wetlands" by the U.S. Army Corp of Engineers, provided that such actions shall not cause Seller to incur any liability, obligations or out-of-pocket expenses, or in any manner delay or otherwise affect the Closing hereunder, and the application for or the receipt of such permits or approvals shall not in any manner constitute a contingency or a condition of Closing.

         (c) From and after the Effective Date, Seller shall exercise good faith efforts and cooperate with Buyer (i) to obtain the required Tenant Estoppels,
(ii) to obtain the consents and approvals with respect to the Mortgages described in Section 4(d), and (ii) to assist Buyer in the conduct of Buyer's
             ------------
due diligence efforts.

         (d) From and after the Effective Date, Seller shall exercise good faith efforts to provide Buyer with written notice of the occurrence of any event of which Seller has knowledge and which (i) would render any representation and warranty contained in Section 8, below, untrue in any material respect, (ii)
                      ---------
materially and adversely affects the physical condition of or title to the Property, (iii) would constitute a material and adverse change with respect to any of the documents provided to Buyer pursuant to Section 4, above, or (iv)
                                                   ---------
would constitute a material and adverse change with respect to any facts recited in a Tenant Estoppel delivered pursuant to Section 4(j) above.
                                           ------------

         8. Representations and Warranties of Seller. Seller hereby represents
            ----------------------------------------
and warrants to Buyer as follows:


            (a) Seller is a limited partnership duly organized and validly existing under the laws of the State of Delaware, and Seller is authorized to conduct its business in the State of North Carolina in which the Property is located. Seller has the power to own its property and to enter into this Agreement and perform its obligations and consummate the transactions contemplated under this Agreement.

            (b) This Agreement and all documents executed and delivered by Seller are or at the time of Closing will be: duly authorized, executed, and delivered by Seller; the legal, valid, and binding obligations of Seller. Such documents do not violate any provisions of or cause a default under any agreement, instrument or judicial order to which Seller is a party or by which Seller or the Property is bound.

            (c) To Seller's knowledge, the Loan Documents delivered to Buyer include true, accurate and complete copies of all the documents and instruments in effect with respect to the Loan, including any and all amendments and supplements thereto. Seller has not received written notice that Seller is in default under any of the Mortgage Documents, which default remains uncured.

            (d) Seller has received no written notice of any existing, pending or threatened litigation, action, suit or other proceeding, judicial or administrative, by any person or any governmental authority, against Seller or arising in connection with the Property.

            (e) Except as disclosed in materials provided or made available to Buyer during the Review Period, Seller has not received written notice from any governmental authority or agency having jurisdiction over the Property, no actual knowledge of any violation of Environmental Laws related to the Property or the presence or release of Hazardous Materials on or from the Property. The term "Environmental Laws" includes, without limitation, the Resource
      ------------------
Conservation and Recovery Act and the Comprehensive Environmental Response Compensation and Liability Act and other federal laws governing the environment as in effect on the date of this Agreement together with their implementing regulations and guidelines as of the Effective Date, and all state, regional, county, municipal and other local laws, regulations and ordinances that are equivalent or similar to the federal laws recited above or that purport to regulate Hazardous Materials. The term "Hazardous Materials" includes petroleum,
                                        -------------------
including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas or such synthetic gas), and any substance, material waste, pollutant or contaminant listed or defined as hazardous or toxic under any Environmental Law.

            (f) Seller is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code.

            (g) To Seller's knowledge, there are no leases, rental agreements or other rights to occupy or conduct business at the Property except under the Leases described in the Rent Roll. To Seller's knowledge, each of the Leases delivered by Seller to Buyer are true, correct and complete in all materials respects. To Seller's knowledge, except as disclosed to Buyer during the Review Period, there are no material defaults under the any of the Leases which remain uncured. To Seller's knowledge, the Rent Roll is true, correct and complete in all material respects.

            (h) To Seller's knowledge, except for the Assumed Contracts, there are no service contracts, equipment leases, sign leases and other agreements (excluding Leases and similar agreements and matters of record) relating to the operation and maintenance of the Property which will be binding upon Buyer following the Closing.

            (i) To Seller's knowledge, the Mortgage Documents delivered to Buyer include true, accurate and complete copies of all the documents and instruments in effect with respect to the Mortgages, including any and all amendments and supplements thereto.

            (j) To Seller's knowledge, (i) Seller has not received written notice of any material defective condition relating to the structural soundness of the SEWGEP facilities, (ii) the documents relating to the formation and continuing existence of SEWGEP delivered to Buyer during the Review Period are true, correct and complete copies of all such documents in Seller's possession, and (iii) Seller is not in default in any material respect in the performance of its obligations as a partner of SEWGEP.

            For purposes of this Section 8, "Seller's actual knowledge", "to
                                 ---------
Seller's knowledge", or words of similar import refer to the current, actual knowledge of Marcus B. Liles III, without any duty of inquiry or investigation and without imputation of the knowledge of any other person. Seller's warranties and representations are qualified by and deemed to be modified to include exception for any knowledge obtained by Buyer during the Review Period, and Seller may further qualify such warranties and representations by delivery of written notice at any time prior to the expiration of the Review Period. Should Buyer discover information which indicates that any of Seller's representations or warranties are untrue, incorrect or incomplete in any material respect prior to the Closing , Buyer's sole remedy on account thereof shall be to provide written notice of such information to Seller within five (5) business days following receipt thereof and to permit Seller a reasonable opportunity to elect to either (A) to agree to correct any breach of its representations and warranties in a commercially reasonable matter and, if appropriate, to extend the Closing Date for a period of up to thirty (30) days to correct such breach, or (B) to terminate this Agreement, in which event the Deposit shall be returned to Buyer and neither party shall incur any further liability hereunder. The foregoing limitation on the remedies of Buyer shall not apply to a willful, fraudulent or knowing misrepresentation of any material fact by Seller, for which Buyer may pursue reimbursement of actual and reasonable expenses incurred in connection with the negotiation, execution and delivery of this Agreement, including reasonable attorneys' fees and costs. In no event shall Buyer be entitled to pursue or seek incidental, special, consequential, indirect or punitive damages.

            AS A MATERIAL PART OF THE CONSIDERATION FOR THIS AGREEMENT, BUYER AGREES TO ACCEPT THE PROPERTY ON AN "AS IS" AND "WHERE IS" BASIS, WITH ALL FAULTS. EXCEPT FOR THOSE WARRANTIES AND REPRESENTATIONS, IF ANY, SPECIFICALLY MADE BY SELLER IN THIS AGREEMENT OR THE CLOSING DOCUMENTS DELIVERED PURSUANT TO THIS AGREEMENT, NO WARRANTY OR REPRESENTATION IS MADE BY SELLER WITH RESPECT TO THE PROPERTY AS TO (I) FITNESS FOR ANY PARTICULAR PURPOSE, (II) MERCHANTABILITY,
(III) CONDITION, (IV) ABSENCE OF DEFECTS OR FAULTS, (V) ABSENCE OF HAZARDOUS OR TOXIC SUBSTANCES, (VI) FLOODING, OR (VII) COMPLIANCE WITH LAWS AND REGULATIONS, INCLUDING, WITHOUT LIMITATION, THOSE RELATING TO HEALTH, SAFETY, AND THE ENVIRONMENT, AS THEY MAY APPLY TO THE CURRENT CONDITION OF THE PROPERTY OR BUYER'S INTENDED DEVELOPMENT, CONSTRUCTION OR USE, OR FOR ANY OTHER PURPOSE. BUYER ACKNOWLEDGES THAT BUYER HAS ENTERED INTO THIS AGREEMENT WITH THE INTENTION OF MAKING AND RELYING UPON ITS OWN INVESTIGATION OF THE PHYSICAL, ENVIRONMENTAL, ECONOMIC USE, COMPLIANCE, AND LEGAL CONDITION OF THE PROPERTY AND THAT BUYER IS NOT NOW RELYING, AND WILL NOT LATER RELY, UPON ANY REPRESENTATIONS AND WARRANTIES MADE BY SELLER OR ANYONE ACTING OR CLAIMING TO ACT, BY, THROUGH OR UNDER OR ON SELLER'S BEHALF CONCERNING THE PROPERTY. THE PROVISIONS OF THIS PARAGRAPH SHALL SURVIVE

INDEFINITELY ANY CLOSING OR TERMINATION OF THIS AGREEMENT AND SHALL NOT BE MERGED INTO ANY DOCUMENTS, EXECUTED OR DELIVERED AT CLOSING.

            9.  Representations and Warranties of Buyer. Buyer hereby represents
                ---------------------------------------
and warrants to Seller as follows: Buyer is a corporation duly organized and validly existing under the laws of the State of Delaware, and Buyer is authorized to conduct its business in the state in which the Property is located. Buyer has the power to own its property and carry on its business as and where it is now conducted and has the power and unrestricted authority to enter into this Agreement and perform its obligations and consummate the transactions contemplated under this Agreement without the joinder of any other person or entity, including delivery of the funds and other items required for Closing. This Agreement and all documents executed by Buyer which are to be delivered at the Closing are or at the time of Closing will be duly authorized, executed, and delivered by Buyer, and are or at the Closing will be legal, valid, and binding obligations of Buyer, and do not and at the time of Closing will not violate any provisions of any agreement or judicial order to which Buyer is a party or to which it is subject.

            10. Loss by Fire or Other Casualty; Condemnation.
                --------------------------------------------

                (a) Risk of loss up to and including the Closing Date shall be borne by Seller. In the event of any material damage to or destruction of the Property or any portion thereof, Buyer may, at its option, by notice to Seller given within 10 days after Seller notifies Buyer of such damage or destruction (and if necessary the Closing Date shall be extended to give Buyer the full 10-day period to make such election): (i) terminate this Agreement and the Deposit shall be immediately returned to Buyer, or (ii) proceed under this Agreement, receive any insurance proceeds (including any rent loss insurance applicable to any period on and after the Closing Date) due Seller as a result of such damage or destruction and assume responsibility for such repair, and Buyer shall receive a credit at Closing for any deductible, uninsured or coinsured amount under said insurance policies. If Buyer elects (ii) above, Buyer may extend the Closing Date for up to an additional 10 day period in which to obtain insurance settlement agreements with Seller's insurers, and Seller will cooperate with Buyer in obtaining the insurance proceeds and such agreements from Seller's insurers. If the Property is not materially damaged, then Buyer shall not have the right to terminate this Agreement, but Seller shall, at its cost, repair the damage before the Closing in a manner reasonably satisfactory to Buyer or if repairs cannot be completed before the Closing, credit Buyer at Closing for the reasonable cost to complete the repair. "Material damage" and "materially damaged" means damage reasonably exceeding ten
 ---------------       ------------------
percent (10%) of the Purchase Price to repair.

                (b) In the event any proceedings in eminent domain are instituted by any body having the power of eminent domain with respect to the Property or any material portion thereof, Buyer may, at its option, by notice to Seller given within 10 business days after Seller notifies Buyer of such proceedings (and if necessary the Closing Date shall be extended to give Buyer the full 10 business day period to make such election): (i) terminate this Agreement and the Deposit shall be immediately returned to Buyer, or (ii) proceed under this Agreement, in which event Seller shall, at the Closing, assign to Buyer its entire right, title and interest in and to any condemnation award, and Buyer shall have the sole right during the pendency of this Agreement to negotiate and otherwise deal with the condemning authority in respect of such matter. "Material portion" shall mean more than ten percent (10%) of the
         ----------------
rentable square footage of the Improvements, or any taking of the access ways on the Land which prevents access to the Land from North Croatan Highway (US Route
158).

            11. Default; Remedies. If Buyer should default in any material
                -----------------
respect in the performance of any of Buyer's obligations under this Agreement, and provided that Seller is not in default in any material respect under the terms of this Agreement, Seller shall be entitled to terminate this Agreement and receive the Deposit as liquidated damages and as Seller's sole and exclusive remedy for any such default, with

Seller hereby waiving any rights it might otherwise have to sue for damages or seek specific performance, injunctive relief or any other equitable remedy on account of a default by Buyer. Buyer and Seller agree that in the event of Buyer's default, Seller's damages would be difficult to ascertain and the Deposit represents a reasonable estimate of such damages under the circumstances. If Seller should default in any material respect in the performance of any of Seller's obligations in this Agreement and provided that Buyer has duly and timely performed all of its obligations and is not in default hereunder, as Buyer's sole and exclusive remedy (except as specifically provided in Section 8 above), Buyer may either (i) terminate this Agreement and request
   ---------
the return of the Deposit, or (ii) bring an action for specific performance of this Agreement, provided, however, in the event of a material default by Seller resulting from willful or intentional misconduct, fraud or intentional misrepresentation, or similar acts or omissions of Seller, should specific performance not be available as a remedy for Buyer, then Buyer shall have the right to bring an action to seek reimbursement of damages actually incurred by Buyer as a direct result of such default. In either event, except as specifically provided in Section 8, Seller shall not be liable to Buyer for any
                         ---------
indirect, incidental, special, consequential, punitive or other speculative or compensatory damages on account thereof.

            12. Indemnification by Seller. Seller hereby agrees to indemnify and
                -------------------------
defend Buyer and hold it harmless from and against any and all liabilities, costs, expenses, penalties, damages and losses, including, without limitation, reasonable attorneys' fees, resulting from the claims of third parties arising from or in connection with Seller's breach or default in the performance of Seller's obligations which Seller was obligated to perform on or prior to the Closing Date under each of the Mortgages to be assumed at Closing, the Leases, the SEWGEP Lease, the Assumed Contracts, and the Partnership Agreement of SEWGEP. The indemnification provisions of this Section 12 shall survive beyond
                                               ----------
the delivery of the Deed and transfer of title to the Property to Buyer for a period of six (6) months following the Closing Date.

            13. Indemnification by Buyer. Buyer hereby agrees to indemnify and
                ------------------------
defend Seller and hold it harmless from and against any and all liabilities, costs, expenses, penalties, damages and losses, including, without limitation, reasonable attorneys' fees, resulting from the claims of third parties arising from or in connection with Buyer's breach or default in the performance of those obligations which Buyer assumes and agrees to perform (under this Agreement or any document to be delivered pursuant to Section 6 (c) hereof) from and after the Closing Date under each of the Mortgages to be assumed at Closing, the Leases, the SEWGEP Lease, the Assumed Contracts, and the Partnership Agreement of SEWGEP (collectively, the "Assumed Obligations"). The indemnification
                              -------------------
provisions of this Section 13 shall survive beyond the delivery of the Deed and
                   ----------
transfer of title to the Property to Buyer for so long as the Assumed Obligations remain to be performed.

            14. Miscellaneous.
                -------------

                (a)  Notices. Unless otherwise provided herein, any notice
                     -------
required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given the day after such notice was deposited with a nationally-recognized overnight delivery service, or the date sent by confirmed telecopy and addressed as follows:

                  If to Buyer:   Home Depot U.S.A., Inc.
                  -----------
                                 2455 Paces Ferry Road, N.W.
                                 Building C, 20/th/ Floor
                                 Atlanta, GA 30339
                                 Attn: Vice-President, Real Estate Law Group
                                 Fax No.: (770) 384-3042


                  Copy to:       Home Depot U.S.A., Inc.
                  -------
                                 2455 Paces Ferry Road, N.W.
                                 Building C, 19/th/ Floor
                                 Atlanta, GA 30339
                                 Attn: Van Westmoreland - Real Estate Department
                                 Fax No.: (770) 384-2917


                  Copy to:       Kritzer & Levick, P.C.
                  -------
                                 6400 Powers Ferry Road, N.W.
                                 Suite 200
                                 Atlanta, GA 30339
                                 Attn: Charles L. Wood or Marie-Pierre Richelle
                                 Fax No: (770) 303-1136


                  If to Seller:  KPT Properties, L.P.
                  ------------
                                 c/o Konover Property Trust, Inc.
                                 3434 Kildaire Farm Road
                                 Suite 200
                                 Raleigh, NC 27606
                                 Attn: Legal Department
                                 Fax No: (919) 372-3261

                  Copy to:       Mayer, Brown & Platt
                  -------
                                 1909 K Street, N.W.
                                 Washington, D.C. 20006
                                 Attn: Howard A. Parelskin
                                 Fax No: (202) 263-5255

or such other address as either party may from time to time specify in writing to the other.

            (b) Brokers and Finders. Neither party has had any contact or
                -------------------
dealings regarding the Property, or any communication in connection with the subject matter of this transaction, through any licensed real estate broker or other person who can claim a right to a commission or finder's fee as a procuring cause of the sale contemplated herein, except for 1/st/ Carolina Property and Charles Tremel Properties (collectively, "Broker"), whose
                                                       ------
commissions shall be paid by Buyer pursuant to a separate agreement. Buyer shall indemnify, save harmless and defend Seller from any liability, cost, or expense (including reasonable attorneys' fees) arising out of or connected with any claim for any commission or compensation made by any person or entity claiming to have been retained or contacted by Buyer in connection with this transaction, other than Broker. Seller shall indemnify, save harmless and defend Buyer from any liability, cost, or expense (including reasonable attorneys' fees) arising out of or connected with any claim for any commission or compensation made by any person or entity claiming to have been retained or contacted by Seller in connection with this transaction, including Broker. The provisions of this paragraph shall survive the Closing and any termination of this Agreement.

               (c)  Successors and Assigns. Neither party may assign this
                    ----------------------
Agreement without the prior written consent of the other, and any such prohibited assignment shall be void. Notwithstanding the immediately preceding sentence, Buyer may assign this Agreement to a commercial developer upon notification to Seller, provided that (i) Buyer provides written notice to
                        -------------
Seller of the name of the assignee, financial statements of the assignee, and other pertinent information reasonably requested by Seller prior to the expiration of the Review Period, (ii) such assignment shall not release Buyer from any obligations or liability for the performance of Buyer's obligations under this Agreement, (iii) the Closing shall not be delayed or affected by reason of such assignment nor shall the consummation or accomplishment of the assignment be a condition precedent or condition subsequent to Buyer's obligations under this Agreement, (iv) such assignment is approved by the holder(s) of any assumable debt to be assumed at Closing, and (v) such assignment is consented to by Walmart. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the respective legal representatives, successors, assigns, heirs, and devisees of the parties.

               (d)  Amendments. Except as otherwise provided herein, this
                    ----------
Agreement may be amended or modified only by a written instrument executed by Seller and Buyer.

               (e)  Continuation and Survival. All representations and
                    -------------------------
warranties by the respective parties contained herein or made in writing pursuant to this Agreement are intended to and shall remain true and correct as of the time of Closing, and shall survive the execution and delivery of this Agreement, the delivery of the Deed and transfer of title for a period of six
(6) months following the Closing, except as otherwise expressly provided in this Agreement. In addition, the provisions of this Agreement that contemplate performance after the Closing and the obligations of the parties not fully performed at the Closing shall survive the Closing and shall not be deemed to be merged into or waived by the instruments of Closing.

               (f)  Governing Law. This Agreement shall be governed by and
                    -------------
construed in accordance with the laws of the State of North Carolina.

               (g)  Merger of Prior Agreements. This Agreement, including the
                    --------------------------
exhibits hereto, constitutes the entire agreement between the parties with respect to the purchase and sale of the Property and supersedes all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

               (h)  Enforcement. In the event either party hereto fails to
                    -----------
perform any of its obligations under this Agreement or in the event a dispute arises concerning the meaning or interpretation of any provision of this Agreement, the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys' fees.

               (i)  Time of the Essence. Time is of the essence in the
                    -------------------
performance of this Agreement.

               (j)  Execution in Counterparts. This Agreement may be executed in
                    -------------------------
any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Agreement. To facilitate execution of this Agreement, the parties may execute and exchange by telephone facsimile counterparts of the signature pages.

               (k)  Calculation of Time Periods. Unless otherwise specified, in
                    ---------------------------
computing any period of time described herein, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday for national banks in the location where the Property is located, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday, or legal holiday. The last day of any period of time described herein shall be deemed to end at 6:00 p.m. North Carolina time.

               (l)  Confidentiality. Between the date hereof and for a period
                    ---------------
ending six (6) months after the Closing Date or one (1) year following the Effective Date, whichever is the first to occur, except as expressly otherwise provided in this Agreement, neither Seller nor Buyer shall make or cause to be made any public announcement or disclosure of this Agreement, the material economic terms of this Agreement or any "Confidential Information" related to this Agreement (as that term is defined in the Confidentiality Agreement dated June 8, 2001, executed by Buyer and Seller) to outside brokers or any other third parties, without first obtaining the written consent of the other party, provided that Buyer may disclose material terms which are necessary or required to be disclosed in connection with its due diligence investigations or in obtaining or evaluating governmental approvals. The foregoing shall not preclude either party from discussing the substance or any relevant details of such transactions with any of its attorneys, accountants, professional consultants, lenders, partners, investors, or any prospective lender, partner or investor, as the case may be, or prevent either party hereto, from complying with laws, rules, regulations and court orders, including without limitation, governmental regulatory, disclosure, tax and reporting requirements. In addition to any other remedies available to a party, each party shall have the right to seek equitable relief, including without limitation injunctive relief or specific performance, against the other party in order to enforce the provisions of this Section 12(l). Buyer shall not record this Agreement or any affidavit or memorandum of this Agreement or any document to which this Agreement is attached.

               (m)  Section 1031 Exchange. Buyer may consummate the purchase of
                    ---------------------
the Property as part of a so-called like kind exchange (the "Exchange") pursuant
                                                             --------
to ss. 1031 of the Code, provided that: (i) the Closing shall not be delayed or affected by reason of the Exchange nor shall the consummation or accomplishment of the Exchange be a condition precedent or condition subsequent to Buyer's obligations under this Agreement; (ii) Buyer shall effect the Exchange through an assignment of this Agreement, or rights under this Agreement, to a qualified intermediary; (iii) Seller shall not be required to take an assignment of the purchase agreement for the relinquished property or be required to acquire or hold title to any real property for purposes of consummating the Exchange; and
(iv) Buyer shall pay any additional costs that would not otherwise have been incurred by Buyer or Seller had Buyer not consummated its purchase through the Exchange. Seller shall not by this agreement or acquiescence to the Exchange (1) have its rights under this Agreement affected or diminished in any manner or (2) be responsible for compliance with or be deemed to have warranted to Buyer that the Exchange in fact complies with ss. 1031 of the Code.

               (n)  Further Assurances. In addition to the acts and deeds
                    ------------------
recited herein and contemplated to be performed, executed and/or delivered by either party at Closing, each party agrees to perform, execute and deliver, but without any obligation to incur any additional liability or expense, on or after the Closing any further deliveries and assurances as may be reasonably necessary to consummate the transactions contemplated hereby or to further perfect the conveyance, transfer and assignment of the Property to Buyer.

                            [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                         SELLER: KPT PROPERTIES, L.P.,
                                 a Delaware limited partnership, doing business in North Carolina as KPT Properties Limited Partnership

                                 By:  Konover Property Trust, Inc.,
                                      a Maryland corporation,
                                      Its General Partner

                                      By:_______________________________________
                                      Name:
                                      Title:


                         BUYER:  HOME DEPOT U.S.A., INC.,
                                 a Delaware corporation

                                 By:____________________________________________
                                 Name:
                                 Title: